UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2010 (January 21, 2010)

Avago Technologies Limited

(Exact name of registrant as specified in its charter)

Singapore	001-34428	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Yishun Avenue 7
Singapore 768923	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (65) 6755-7888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) This Current Report on Form 8-K/A is being filed by Avago Technologies Limited (the “Company”) to amend and update the Current Report on Form 8-K filed by the Company on December 7, 2009 (the “Prior Report”). The Prior Report, among other matters, announced that Dick M. Chang had tendered his resignation as a member of the board of directors (the “Board”) of the Company and as Chairman of the Board, effective March 4, 2010. Mr. Chang has subsequently advised the Company that he will retire from the Board and as Chairman of the Board on the earlier of (i) the closing of the public offering of the Company’s ordinary shares contemplated by the Company’s registration statement on Form S-1, filed with the Securities and Exchange Commission on January 15, 2010, and (ii) March 4, 2010 (such date, the “Effective Date”).

In connection with Mr. Chang’s retirement, the Management Shareholder Agreement among the Company, Bali Investments S.àr.l, a Luxembourg company, and Mr. Chang, will be terminated upon the Effective Date.

As previously announced, Mr. James V. Diller, one of the Company’s current independent directors, will serve as Chairman of the Board from the Effective Date.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

None

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K/A contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, which address our expected future business and financial performance. These forward-looking statements are based on current expectations, estimates, forecasts and projections of future Company or industry performance based on management’s judgment, beliefs, current trends and market conditions and involve risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking statements. Accordingly, we caution you not to place undue reliance on these statements. For Avago, particular uncertainties which could materially affect future results include cyclicality in the semiconductor industry or in our end markets; the current significant economic downturn; the recent financial crisis and its impact on our business, results of operations, and financial condition; our competitive performance and ability to continue achieving design wins with our customers; our ability to generate cash sufficient to service our debt and to fund our research and development, capital expenditures and other business needs; our increased dependence on outsourced service providers for certain key business services and their ability to execute to our requirements; our dependence on contract manufacturing and outsourced supply chain; quarterly and annual fluctuations in operating results; loss of our significant customers; our ability to maintain tax concessions in certain jurisdictions; our ability to protect our intellectual property; any expenses associated with resolving customer product and warranty claims; our ability to achieve the growth prospects and synergies expected from our acquisitions; delays and challenges associated with integrating acquired companies with our existing businesses; our ability to improve our cost structure through our manufacturing outsourcing program; and other events and trends on a national, regional and global scale, including those of a political, economic, business, competitive and regulatory nature. Our Registration Statement on Form S-1 filed with the SEC on January 15, 2010 and our recent Current Reports on Form 8-K (which you may obtain for free at the SEC’s website at http://www.sec.gov) discuss some of the important risk factors that may affect our business, results of operations and financial condition. We undertake no intent or obligation to publicly update or revise any of these forward looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 25, 2010

Avago Technologies Limited

By:	/s/ DOUGLAS R. BETTINGER
Name:	Douglas R. Bettinger
Title:	Senior Vice President and Chief Financial Officer